EXHIBIT 99.5

              SIXTH AMENDMENT AND CONSENT TO THE HOLDINGS GUARANTY

            SIXTH AMENDMENT AND CONSENT TO THE HOLDINGS GUARANTY (the "Amendment"), dated as of January 27, 2003, among TRENWICK GROUP LTD., a company organized under the laws of Bermuda ("Holdings") and the Banks party to the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein and defined in the Holdings Guaranty referred to below are used herein as so defined.

                              W I T N E S S E T H :
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            WHEREAS, Trenwick America Corporation, a Delaware corporation (the
"Borrower"), Trenwick Holdings Ltd., a company organized under the laws of the United Kingdom (the "Trenwick Holdings"), the lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), Wachovia Bank, National Association (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"), are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, Holdings and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Holdings Guaranty as provided herein;

            NOW, THEREFORE, it is agreed;

A.    Consent

            1. Notwithstanding anything to the contrary contained in the Holdings Guaranty or Credit Agreement, Holdings shall be permitted to make a one-time cash payment to Mr. James F. Billett, Jr. in an amount not to exceed $2,700,000 pursuant to the letter agreement, dated as of December 31, 2002 between James F. Billett, Jr. and Holdings, provided that such agreement shall provide for the release of any and all claims by Mr. Billett against Holdings and any of its Subsidiaries, including, without limitation any claims for compensation (annual or otherwise), severance payments, disability payments or medical or other benefits.


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B.    Amendments

            1. Section 4.04(g) of the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "(g) Indebtedness constituting a loan from (i) any Regulated Insurance Company to another Regulated Insurance Company, (ii) any Regulated Insurance Company to the Account Party or any Guarantor, (iii) any Guarantor to the Account Party or any other Guarantor that is not a Regulated Insurance Company, (iv) Holdings or any Wholly-Owned Subsidiary thereof to Holdings or any Wholly-Owned Subsidiary thereof which was made prior to the Sixth Amendment Effective Date and not included in clauses
      (i) - (iii) above, without giving effect to any subsequent extension, renewal or refinancing thereof and (v) Holdings or any Wholly-Owned Subsidiary thereof to Holdings or any Wholly-Owned Subsidiary thereof not included in clauses (i) - (iv) above, in an aggregate principal amount not to exceed $1,000,000 at any one time (without regard to any write-downs, write-offs or re-characterization of such loans); provided that notwithstanding anything to the contrary contained in this Agreement or the Credit Agreement, on and after the Sixth Amendment Effective Date, Holdings and/or any Subsidiary thereof that is not a Regulated Insurance Company shall only be permitted to repay loans over the Permitted Repayment Amount to any Regulated Insurance Company pursuant to this clause (g) (at the stated maturity of such Indebtedness or otherwise) (other than loans by TARCO and INSCORP in effect on the Sixth Amendment Effective Date listed on Annex III attached hereto, which such repayments shall be subject to clauses (x) and (y) but not clause (z) below) so long as (x) no Default or Event of Default exists both prior to and after giving effect to such payment, (y) Holdings has notified each Bank in writing no later than 10 Business Days before the Account Party's or the applicable Subsidiary's payment with respect to such Indebtedness, which notice shall specify (i) the entity that will make such payment and the Regulated Insurance Company to be repaid, (ii) the amount of the payment,
      (iii) the Indebtedness to be repaid and (iv) the date such payment will be made and (z) the Required Banks do not object to the Account Party's or the applicable Subsidiary's making such payment prior to the date specified in the notice previously delivered pursuant to this clause (g);"

            2. Schedule I to the Holdings Guaranty is hereby further amended by inserting the following defined terms in the appropriate alphabetical order:

            "INSCORP" shall mean The Insurance Corporation of New York.

            "Permitted Repayment Amount" shall mean (i) $100,000 for each individual loan repayment and (ii) the amount when added to the repayments made pursuant to clause (i) above, which is less than or equal to $1,000,000.

            "Sixth Amendment" shall mean the Sixth Amendment and Consent to the Holdings Guaranty, dated as of January 27, 2003.


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            "Sixth Amendment Effective Date" shall have the meaning provided in the Sixth Amendment.

            3. The Holdings Guaranty is hereby further amended by inserting Annex III attached hereto.

C.    Miscellaneous Provisions

            1. In order to induce the Banks to enter into this Sixth Amendment, Holdings hereby represents and warrants that (i) the representations and warranties of Holdings contained in the Holdings Guaranty are true and correct in all material respects on and as of the Sixth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Sixth Amendment Effective Date, in each case after giving effect to this Amendment.

            2. This Sixth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Holdings Guaranty or any other Credit Document.

            3. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            4. This Sixth Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when (i) Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) the Borrower, the Account Party and the Required Banks have consented to the Sixth Amendment and Waiver to the Credit Agreement, dated as of January 27, 2003.

            5. From and after the Sixth Amendment Effective Date, all references in the Holdings Guaranty and in the other Credit Documents shall be deemed to be referenced to the Holdings Guaranty as modified hereby.

                                      * * *


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            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                        TRENWICK GROUP LTD.




                                        By: /s/ Alan L. Hunte
                                            ------------------------------------
                                        Name:  Alan L. Hunte
                                        Title: Executive Vice President
                                               Chief Financial Officer


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                  [Bank Signature Pages Intentionally Omitted]


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                                                                       ANNEX III

                        Certain Intercompany Indebtedness

1. Indebtedness owed by Trenwick American Corporation to TARCO in the aggregate amount of $33,600,000.

2. Indebtedness owed by Trenwick American Corporation to INSCORP in the aggregate amount of $25,000,000.